UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2006

                         First Defiance Financial Corp.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



           OHIO                     0-26850                     34-1803915
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(State or other jurisdiction  (Commission File No.)      (IRS Employer I.D. No.)
     of incorporation)

                    601 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (419) 782-5015
                                                            -------------


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17-CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On January 16, 2006 First Defiance Financial Corp. issued a press release announcing results for the 2005 fourth quarter and year-end results for periods ended December 31, 2005. A copy of the press release is attached hereto as
Exhibit 99.1.

      The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of businesses acquired. Not Applicable

      (b) Pro forma financial information. Not Applicable

      (c) Exhibits

        99.1         Press Release, dated January 16, 2006


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        First Defiance Financial Corp.

                                        By:       /s/ John C. Wahl
                                            -------------------------------
                                                      John C. Wahl
                                            Executive Vice President/ Chief
                                                    Financial Officer

Date: January 17, 2006